THE BAUPOST FUND (the "Fund")

               Supplement dated July 22, 1997 to the Statement of
                    Additional Information (the "SAI") dated
                                February 28, 1997

         On March 31, 1997 the Trustees of the Fund approved the elimination of nonfundamental investment restriction (4) from the section of the SAI entitled "Investment Restrictions." The nonfundamental investment restriction to be deleted reads as follows:

         "It is contrary to the Fund's present  policy,  which may be changed by the Trustees without shareholder approval, to....

         (4) Purchase or sell interests in limited partnerships that have as their primary business purpose the development or management of real estate."


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         The  last  paragraph  of the  section  of the  SAI  entitled  "Standard
Performance Measures" is replaced with the following:

                  The Fund's average annual total return since the commencement of its operations (December 14, 1990) through October 31, 1996 was 16.17%. The Fund's total return for the one-year and five-year periods ended October 31, 1996 was 22.51% and 15.06%, respectively.